UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08219

The Thurlow Funds, Inc.

(Exact name of registrant as specified in charter)

3212 Jefferson Street, #416

Napa, California 94558

(Address of principal executive offices)(Zip code)

Thomas F. Thurlow

The Thurlow Funds, Inc.

3212 Jefferson Street, #416

Napa, California  94558

(Name and address of agent for service)

With Copy To:

Martina Hearn

Attorney at Law

555 Bryant St. #262

Palo Alto, California 94301

Registrant's telephone number, including area code: (888) 848-7569

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

The Thurlow Growth Fund

December 31, 2003

The Thurlow Funds, Inc. Semi-Annual Report Letter to Shareholders

12-31-2003

Dear fellow shareholders,

Since November, the stock market rally that began last March is taking a much-deserved rest.  But make no mistake about it, the vicious bear market of the years 2000 to 2003 is officially over.

How do I know?  A major “line in the sand”, or resistance level has recently been surpassed.  As the market lurches back and forward, either up or down, certain highs and lows stand out as resistance and support levels.  When those levels are taken out, the market shows you its inclination to continue going up or down.

For the NASDAQ Composite, which we feel is the most growth-oriented index, the most significant resistance level was 2100.  NASDAQ 2100 marked the high of the NASDAQ in early January 2002, at the end of the rally that began a few days after September 11, 2001.  After the NASDAQ reached this level it fell to an ultimate bottom of 1100.

Since that low the NASDAQ has come back to the 2100 level, and after some hesitation, and 2100 has finally been surpassed.  So the NASDAQ is in good shape, even if it is having a rest here.

As for the other major stock indexes, the Dow Jones Industrial Average and the Standard & Poors 500 Index, their January 2002 highs are still ahead (less than 5% for each).  It could be that the NASDAQ is waiting for the other major indexes to catch up.

This good news on the market’s levels is confirmed by consistently good economic news.  The Commerce Department reports that for the third quarter of 2003 the nation’s economy grew at an astounding 8.2%, a growth rate that has not been seen since the 1980’s.  The next quarter came in with growth of 4%, meaning that for the second half of 2003, the U.S. economy grew at an average rate of 6.1%.  This is incredible growth!

Of course not all economic news is great, like the persistently-high unemployment rate (still at 5.7%) and the on-going budget deficit.  We would argue that the budget deficit should be taken more seriously as it apparently is by the lawmakers in Washington.  But by historical standards, our country saw deficits that were a higher percentage of GDP in the 1980’s, and eventually the economy grew to pay off those deficits, and this will probably happen again.

As for the unemployment rate, the economic rule of thumb is that job growth begins when economic growth outpaces the increase in productivity.  And those numbers are telling: according to the Bureau of Labor Statistics, the annual increase in productivity is about +3% annually.  Compared to recent quarterly GDP numbers, +8.2% and +4%, it is only a matter of time before businesses start hiring again in big numbers.  In a recent opinion piece, CNBC economist Larry Kudlow predicted that payrolls could rise by 2 million this year.

So, considering the encouraging chart action and the economic numbers, the stock market is the right place to be.  2004 could be a very good year.

We thank all Thurlow Growth Fund shareholders for their continued confidence.

Thomas F. Thurlow

/s/ Thomas F. Thurlow

Portfolio Manager

Thurlow Growth Fund

The Thurlow Growth Fund

			Schedule of Investments
			December 31, 2003
Shares/Principal Amount		Market Value	% Net of Assets

Broadcasting & Cable TV
500	XM Satellite Radio Holdings *	13,145	0.73%

Commercial Banks
4,000	ICICI Bank Ltd.	68,720	3.82%

Communications Equipment & Services
2,200	Foundry Networks *	60,126	0.00%

Computer Services
200	Yahoo, Inc. *	9,006	0.50%

Construction - Special Trade Contractors
4,000	Matrix Service Co.*	72,440	4.03%

Consumer Financial Services
1,800	Accredited Home Lenders Holdings Co. *	55,080	3.06%

Crude Petroleum and Natural Gas
2,400	Ultra Petroleum Corp.*	59,088	3.28%

Electrical Industrial Apparatus
5,000	Graftech International Ltd.*	67,500	3.75%

Footwear
3,200	Rocky Shoes and Boots, Inc.*	71,648	3.98%

Mining and Quarrying of Nonmetallic Minerals
2,000	AMCOL International Corp.	40,600	2.26%

Perfumes, Cosmetics, and Other Toilet Preparations
2,500	Inter Parfums, Inc.	56,475	3.14%

Petroleum Refining
2,000	China Petroleum and Chemical Corp.	88,820
5,000	Giant Industries, Inc.*	59,900
		148,720	8.27%

*Non-Income Producing Securities
The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

		Schedule of Investments
		December 31, 2003
Shares/Principal Amount		Market Value	% Net of Assets

Plastic Materials, Synth, Resins and Nonvulcan Elastomers
500	Sinopec Beijing Yanhua Petrochemical Co.*	10,410	0.58%

Primary Production of Aluminum
800	Aluminum Corp. of China Ltd.	61,600	3.42%

Security Brokers, Dealers, and Flotation Companies
500	Ameritrade Holding Corp.*	7,055	0.39%

Services - Business Services
4,000	Greg Manning Auctions, Inc.*	47,360	2.63%

Switchgear and Switchboard Apparatus
2,000	Technology Research Corp.	35,840	1.99%

Wholesale - Miscellaneous Durable Goods
1,400	Schnitzer Steel Industries, Inc. Class A	84,700	4.71%

	Total Common Stocks	969,513	53.88%

Short-term Investments
808	Fountain Square Reserves, 1.37% dated 6/28/02 due 7/1/03,
	$974,129 due at maturity, (collateralized by $953,518
	Federal National Mortgage Association 6.5%, due 12/1/08)	880,272

136	Victory Gradison Government Reserves Fund	136
		880,408	48.93%

	Total Investments (Cost - $1,715,796)	$ 1,849,921	102.81%

	Liabilities in excess of other assets	$ (50,604)	-2.81%

	Net Assets - Equivalent to $4.43 per share	$ 1,799,317	100.00%
	based on 405,875 shares of capital stock outstanding

*Non-Income Producing Securities
The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Statement of Assets and Liabilities
December 31, 2003 (Unaudited)

Assets:
Investment Securities at Market Value	$ 1,849,921
(Cost - $1,715,796)
Cash	3,125
Receivables:
Dividends and Interest	32
Securities Sold	103,543
Total Assets	1,956,621
Liabilities:
Accrued Management Fees	3,120
Securities Purchased	154,184
Total Liabilities	157,304
Net Assets	$ 1,799,317
Net Assets Consist of:
Capital Paid In	6,578,711
Accumulated Undistributed Net Investment Loss	(13,464)
Accumulated Realized Loss on Investments - Net	(4,900,055)
Unrealized Appreciation in Value of Investments-Net	134,125
Net Assets, for 405,875 Shares Outstanding	$ 1,799,317
Net Asset Value and Redemption Price
Per Share ($1,799,317/405,875 shares)	$ 4.43

The accompanying notes are an integral part of the financial statement.

The Thurlow Growth Fund

Statement of Operations
For the year ended December 31, 2003 (Unaudited)

Investment Income:
Dividends	3,043
Interest	728
Total Investment Income	3,771

Expenses:
Management Fees (Note 4)	17,235

Total Expenses	17,235

Net Investment Loss	$ (13,464)

Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	401,901
Net Unrealized Loss from Depreciation on Investments	(137,302)
Net Realized and Unrealized Loss on Investments	264,599
Net Decrease in Net Assets from Operations	251,135

The accompanying notes are an integral part of the financial statement.

The Thurlow Growth Fund

Statement of Changes in Net Assets
	7/1/2003	7/1/2002
	to	to
	12/31/2003	6/30/2003
From Operations:
Net Investment Income (Loss)	$ (13,464)	$ (18,777)
Net Realized Income (Loss) on Investments	401,901	(257,256)
Net Unrealized (Depreciation) Appreciation	(137,302)	256,926
Net (Decrease) in Net Assets resulting from Operations	251,135	(19,107)
Distributions to Shareholders From
Return of Capital	0	0
Net Realized Gains on Security Transactions	0	0
Net Decrease from Distributions	0	0
From Capital Share Transactions:
Proceeds From Sale of Shares	104,419	19,525
Value of Shares Redeemed	(179,136)	(296,155)
	(74,717)	(276,630)

Net (Decrease) in Net Assets	176,418	(295,737)

Net Assets
Beginning of Year	1,622,899	1,918,636

End of Year	$ 1,799,317	$ 1,622,899

Share Transactions:
Cancelled	(23)
Issued	23,103	5,491
Redeemed	(41,184)	(86,559)
Net (decrease) in shares	(18,104)	(81,068)
Shares outstanding beginning of year	423,979	505,047
Shares outstanding end of year	405,875	423,979

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2003	7/1/2002	7/1/2001	7/1/2000
	to	to	to	to
	12/31/2003	6/30/2003	6/30/2002	6/30/2001
Net Asset Value -
Beginning of Period	$3.83	$3.80	$5.43	$22.86
Net Investment Income (Loss)	(0.03)	(0.04)	(0.05)	0.04	(1)
Net Realized and Unrealized Gains ( Losses)	0.63	0.07	(1.58)	(10.93)	(1)
Total from Investment Operations	0.60	0.03	(1.63)	(10.89)
Distributions from Net Realized Gains (Losses)
Return of Capital	0.00	0.00	0.00	(4.12)
Distributions from Net Realized Gain from Security Transactions	0.00	0.00	0.00	(2.42)	(1)
Total Distributions	0.00	0.00	0.00	(6.54)
Net Asset Value -
End of Period	$4.43	$3.83	$3.80	$5.43

Total Return	15.67%	0.79%	(30.02)%	(55.66)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,799	1,622	1,919	3,220
Ratio of Expenses to Average Net Assets	1.90%	1.95%	2.13%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.48)%	(1.19)%	(1.02)%	0.37%
Ratio of Net Expenses to Average Net Assets - without fee waiver	1.90%	1.95%	2.13%	1.99%
Ratio of Net Investment Income to Average Net Assets - without fee waiver	(1.48)%	(1.19)%	(1.02)%	0.37%
Portfolio Turnover Rate	1396.58%	1485.56%	1907.35%	1342.00%

(1) Calculated based on Average Shares Outstanding

The accompanying notes are an integral part of the financial statements.

The Thurlow Growth Fund

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

1.

ORGANIZATION

The Thurlow Funds, Inc. (the “Company”) was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, management investment company under the Investment Company Act of 1940.  The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the “Fund”).  The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective.  The Fund commenced investment operations on August 8, 1997.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein.  Actual results could differ from those estimates.

a)

Investment Valuation – Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available are valued at fair value as determined by management in accordance with procedures approved by the Board of Directors.

b)

Security Transactions and Investment Income- Securities transactions are recorded on the trade date.  Realized gains and losses are computed on an identified cost basis.  Interest income is recorded on the accrual basis, and includes the accretion of discounts and amortization of premiums.  Dividend income is recorded on the ex-dividend date, or on the date thereafter when the fund is made aware of the dividend.

c)

Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

d)

Distributions to Shareholders- Distributions from net investment income for the Fund are declared and paid annually.  Distributions from net realized capital gains, if any, are paid at least annually.  To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund’s policy not to distribute such gains.  Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e)

Organization Expenses- Organization expenses for the Fund, in the amount of $26,399, are amortized to operations over a five-year period on a straight line basis.  In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized  organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.

INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments excluding U.S. Government securities and short-term investments, by the Fund for the six months ending December 31, 2003, were $10,338,496 and $10,512,162 respectively.  The aggregate purchases and sales of U.S. Government securities, by the Fund for the six months ending December 31, 2003 were $0 and $0 respectively.

At December 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$ 135,031
Depreciation	(905.95)
Net appreciation on Investments	$ 134,125

At December 31, 2003, the cost of investments for federal income tax purposes was $1,715,796.

4.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.90% as applied to the Fund’s daily net assets.

Mutual Shareholder Services serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.90% of the Fund’s average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess.

5.

CHANGE IN INDEPENDENT ACCOUNTANTS

On June 7, 2003, McCurdy & Associates CPA’s, Inc. (McCurdy) was selected to replace KPMG, LLP (KPMG) as the Fund’s independent auditor for the 2003 fiscal year.  The Fund’s selection of McCurdy as its independent auditor was recommended by the Fund’s audit committee and was approved by the Fund’s Board of Trustees.

KPMG’s reports on the Fund’s financial statements for the years ended June 30, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During such fiscal years, and through the date of engagement of McCurdy there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

6.

NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000.  Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures.  While some of the Guide’s requirements will not be effective until the SEC amends its’ reporting and disclosure requirements, other requirements are effective presently.  These accounting changes will have no material impact to the Fund’s financial statements.

7.

CAPITAL LOSS CARRYFORWARD

As of June 30, 2003, The Thurlow Growth Fund incurred a capital loss carryforward of $5,250,097. This capital loss carryforward may be used to offset future capital gains until June 30, 2009, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

Investment Adviser & Administrator

Thurlow Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

Brecksville, Ohio  44141

Custodian

Fifth Third Bank

Mutual Fund Services

Cincinnati, Ohio  45263

Counsel

Martina Hearn, Attorney

Palo Alto, California 94301

Independent Auditors

McCurdy & Associates CPA’s, Inc.

Westlake, Ohio  44145

Directors

Thomas F. Thurlow

Rajendra Prasad, MD

Tamara Thurlow Field

Christine Owens

Stephanie E. Rosendahl

Natasha L. McRee

R. Clint McRee

This report is submitted for the general information of shareholders of The Thurlow Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus.  The Prospectus gives details about charges, investments objectives, risks and operating policies of The Thurlow Funds.  Read the Prospectus carefully before investing.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 21, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thurlow Funds, Inc.

By /s/Thomas F. Thurlow

     Thomas F. Thurlow

     President and CEO

Date March 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas F. Thurlow

     Thomas F. Thurlow

     President, CEO and Treasurer

Date March 23, 2004